SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       December 18, 2000
                                               ________________________________



                                ALICO, INC.
______________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                            59-0906081
________________________________________________________________________________
(State or other jurisdiction  (Commission                       (IRS Employer
           of incorporation)   File Number)                  Identification No.)


Post Office Box 338, La Belle, Florida                               33975
______________________________________                          _______________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                  _____________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on December 18, 2000, attached as Exhibit 01, providing information concerning the Registrant's announcement of its contract to sell land in Lee County, Florida.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued December 18, 2000.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





                             						          /s/ W. BERNARD LESTER

December 18, 2000                            By_______________________________
__________________				                         W. Bernard Lester, President
Date						                                     (Signature)

EXHIBIT INDEX



Exhibit
Number		                    				Description

01      		       			Press release issued December 18, 2000

                                                      December 18, 2000



FOR IMMEDIATE RELEASE

Contact:    Dick Klaas, President
		Florida Real Estate Consultants, Inc.
		(941) 643-2525


           AGRI-INSURANCE COMPANY, LTD. ENTERS INTO CONTRACT TO SELL
                           507 ACRES IN LEE COUNTY


La Belle, Florida (Dec. 18, 2000) --  Ben Hill Griffin III, chief executive officer and chairman of the board of Alico, Inc. (ALCO), announced today that

Agri-Insurance Company, Ltd., a wholly owned subsidiary of Alico, Inc., has entered into two separate contracts to sell 337 acres and 170 acres in Lee

County, FL.  The contracts stipulate sale prices of $7.2 million and

$3.4 million, respectively.

       The parcels are both located north of Alico Road.  The 337 acres are located west of the planned Ben Hill Griffin Parkway extension, which will connect Alico and Daniels Roads.  The 170 acres are located east of the extension.

      Mr. Griffin stated, "we are pleased that interest in providing services to the University and airport is continuing."